EXIBIT 10.15

ASSET PURCHASE AGREEMENT AND BILL OF SALE

by and between

GREYSTONE MANUFACTURING LLC (“Greystone”)

AND

YORKTOWN MANAGEMENT AND FINANCIAL SERVICES (“Yorktown”)

Dated as of FEBRUARY 29, 2016

ASSET PURCHASE AGREEMENT ANDBILL OF SALE

This Asset Purchase Agreement and Bill of Sale (this “Agreement”), dated as of February 29, 2016, (the “Effective Date”), is entered into by and between Greystone, an Oklahoma limited liability company (“Buyer”), and Yorktown, an Oklahoma limited liability company (“Seller”) .

RECITALS

A. Seller owns those Assets set forth in Exhibit A attached hereto.(the “Assets”).

C. Subject to the terms and conditions set forth herein, Seller desire to sell to Buyer, and Buyer desires to purchase from Seller the Assets.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE

Section 1.01 Seller shall sell all right, title and interest in and to the Assets free and clear of all Encumbrances, for the consideration specified Section 1.02.

Section 1.02 Purchase Price. The purchase price for the Assets is $1,137,875.00 (the “Purchase Price”) payable by a Promissory Note from Buyer to Seller in the amount of $688,296.35 from Buyer and a cancellation of $449,568.65 in receivables owed to Buyer by Seller at Closing.

Section 1.03 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Assets contemplated hereby shall take place in Tulsa, Oklahoma, on the date of this Agreement (the “Closing Date”).

Section 1.04 Transactions.

(a) At the Closing, Buyer shall deliver to Seller the Purchase Price.

(b) At the Closing, Seller shall deliver to Buyer a signed Agreement and those Assets as set forth on Exhibit A.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants that the statements contained in Section 2.01 are true and correct as of the date hereof and that the other statements contained in this Article III are true and correct as of the date hereof.

Section 2.01 Representations and Warranties Regarding Seller. Seller has all necessary power and authority to enter into this Agreement and the other Transaction Documents to which it is a party, to carry out its obligations hereunder and there under and to consummate the transactions contemplated hereby and thereby. Seller is the record owner of and has good and valid title to the Assets, free and clear of all liens and encumbrances (other than restrictions arising under Law applicable to Asset). Upon consummation of the transactions contemplated by this Agreement, Buyer shall own the Assets, free and clear. There are no Actions pending or, to Seller’s knowledge, threatened against or by Seller that challenges or could reasonably be expected to prohibit Seller from executing and delivering this Agreement.

Section 2.02 Organization, Qualification and Authority of Yorktown. Yorktown is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Oklahoma.

ARTICLE Ill

COVENANTS

Section 3.01 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE IV

INDEMNIFICATION

Section 4.01 Indemnification By Seller. Subject to the other terms and conditions of this Agreement, Seller shall indemnify Buyer against, and shall hold Buyer harmless from and against, any third party claim to or any other impairment preventing Buyer holding free and clear title to the Assets.

ARTICLE V

MISCELLANEOUS

Section 5.01 Expenses. All costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. In any dispute arising out of this Agreement, the prevailing party is entitled to recover its costs and expenses, including fees and disbursements of counsel, form the non-prevailing party.

Section 5.02 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 5.03 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 5.04 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

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Section 5.05 Successors and Assigns. This Agreement shall be binding upon and sha11 inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that Buyer may assign its rights and delegate its obligations hereunder to one or more Affiliates of Buyer without the prior written consent of Seller so long as such assignment does not delay the Closing. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 5.06 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Oklahoma without giving effect to any choice or conflict of Law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

Section 5.07 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy to which they are entitled at Law or in equity.

Section 5.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

“Buyer”

Greystone Manufacturing LLC,
an Oklahoma limited liability company

By:
Name:	William W. Rahhal
Title:	Chief Financial Officer

“Seller”

Yorktown Management and Financial Services LLC
an Oklahoma limited liability company

By:	if_
Name:	Warren F. Kruger
Title:	Manager/CEO

4

EXHIBIT A

Asset Inventory

(Attached)

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs,Oklahoma 74063
As of Au ust 13,2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
7		POWER WASH TRAILER, RAHSCO, DIESEL FIRED, VANGUARD 16 HP GAS ENGINE, POLY TOTE TANK, MTD.ON SINGLE AXLE 10' TRAILER, BUMPER HITCH (F-G)	$6,850.00	
8		LOT LAWN EQUIPMENT TO INCLUDE BUT NOT LIMITED TO: (2) PUSH MOWERS, WEED EATER, STIHL BACK.PACK LEAF BLOWER, M# BR600, ETC. (F-G)	$625.00	
9	1	LOT (2) SHAKER SCREENS, THERMAL ENGINEERING OF ARIZONA, M# SAA60BD1X, 2010, 2.5 HP, S.S., 60" DIA. (G)	$14,500.00	
10	1	CYCLONE DE-DUSTER, PELLETRON, S.S. HOPPER, DE-DUSTER ASSEMBLY, 24" X48" CYCLONE DUST COLLECTOR, WASH AIR FAN, MTD. ON STEEL FRAME (G)	$11,250.00

Listing of Assets For

Yorktown Recyclers

354 S.Main, Sand Springs,Oklahoma 74063

As of Au ust 13,2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
11		PLASTICS WASH/DRY LINE TO INCLUDE BUT NOT LIMITED TO: (1) KRAUS S.S. 7' X 7' FEED HOPPER W/CARBON STEEL 52" X 48" HYO. OPERATED GAYLOR DUMP; (2) CONTINENTAL 14" X 24' S.S. INCLINED SCREW CONVEYORS; (1) 48" DIA. X IO' S.S. ROTARY SCREENER, ELEVATED, CHAIN DRIVEN, W/WASTE CHUTE; (1) 2-COMPARTMENT 10' X 36' S.S. SETTLEMENT TANK/MAIN WASH TANK W/CHAIN-DRIVEN 60" LONG ROTARY PADDLES & 60" X 10' S.S. WASTE DISCHARGE; (1) 16" X 11' S.S. INCLINE SCREW CONVEYOR; (2) GALA S.S. VERTICAL HEATED SPIN DRYERS, 4' X 8', APPROX. 20HP; (2) ACCUTHERM ELECTRIC HEATERS, 90KW EACH, W/DUCTING; (1) BLISS BLOWER UNIT, M# P-3009-8, SIN 6115, 36" DIA., 25 HP; (I) KICE BLOWER UNIT, 36" DIA., 25 HP; (I) WINDSHIFTER ROTARY AIRLOCK, 24" X 30", IOHP; (1) 13" X 22" X 14' VERTICAL ZIGZAG SEPARATOR CHUTE; APPROX. 110' LINEAR FT. OF FABRICATED 7" X 14" STEEL DUCT WORK; (1) STERLING SYSTEMS BLOWER CYCLONE, 7' X 7' X 6' W/8' CONE BOTTOM & ELEVATED STAND; ETC. (CURRENTLY OPERATING AT 3,000 LB./HR. THRU-PUT, BUT CAPABLE OF 10,000 LB./HR. THRU-PUT CAPACITY) (G)	$265,300.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
12		FORKLIFT, YALE, M# GLC050RGNUAE084, *SIN* E I87VI 7469Y, 5,000 LB., 3-SECTION MAST, SIDE SHIFT, 42" FORKS, HARD SURFACE TIRES, PROPANE (F)	$6,100.00	
13		TABLE SAW, DELTA, IO", RIP FENCE, *WIS* GAL. SHOP VAC DUST COLLECTOR (G)	$950.00	
14	3	ROLLAROUND SHOP FANS, MAXAIR, 36" (F-G)	$675.00	
15		FORKLIFT, CLARK, M# GCX20, *SIN* GX230-0267-9372FR, 4,000 LB., 3-SECTION MAST, SIDE SHIFT, 48" FORKS, HARD SURFACE TIRES, PROPANE (G)	$5,800.00	
16	1	FORKLIFT, TOYOTA, M# 7FGU25, SIN 70383, 5,000 LB., 3-SECTION MAST, SIDE SHIFT, 48" FORKS, *NT* TIRES, PROPANE (NOT INSERVICE -UNDER GOING MAST CYLINDER REPAIRS)(F)	$3,585.00	
17	1	FORKLIFT, HYSTER, M# *NIA*, SIN *NIA*, APPROX. 12,000 LB. CAP., 2-SECTION LOW PROFILE MAST, SIDE SHIFT, 48" FORKS, DUAL Arr TIRES, DIESEL {NOT IN SERVICE - MISSING BATTERY) (F-G)	$13,925.00	
18	1	BLADE/SURFACE GRINDER, MATTISON, *SIN* 11449, 1937, RECIPROCATING, 14" X 60" MAGNETIC CHUCK, 16" WHEEL COOLANT PUMP (F)	$7,200.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	. FAIR MARKET IN PLACE IN USE VALUE	PHOTO
19		SHREDDER, VECOPLAN, M# RG 78/300-SF-1, SIN 10538010, 2007, ALLEN BRADLEY GRINDER CONTROL PANEL, M# PANEL VIEW PLUS 1000, SHORTY VERSION, 300 HP HI-TORQUE DRIVE, SINGLE SHAFT, 25" DIA. ROTOR W/TRIPPLE 40MM CUTTERS, AIR SPRING COUNTER-KNIFE, 78" X 78" VERT. FEED HOPPER, HYD. RAM FEED, UP TO 30,000 LBS/HR THRU-PUT CAP., 3/8"-3" SCREEN OPENINGS, HYD. GATE, W/EXTRA SCREEN, POWER PANELS, CHILLER UNIT, HYO. POWER SUPPLY, ELEVATED WORK PLATFORM, DISCHARGE CHUTE (G)	$243,500.00	
20	1	SHREDDER EXIT CONVEYOR, 18" X 16', POWERED, W/16" X 36" OVER-BELT PERMANENT MAGNET SEPARATOR (G)	$5,375.00	
21		CONVEYOR/SORTING TABLE, VECOPLAN, 4' X 20', 48" BELT, 60" X 60" LOAD HOPPER, POWERED (F-G)	$6,850.00	
22		INCLINED BELT CONVEYOR, 48" X 30' (F-G)	$5,500.00	
23	1	MAGNETIC HEAD INCLINE BELT CONVEYOR, 21" X 30', 14" X 36" REVOLVING MAGNETIC END DRUM, 2' X 2' LOAD HOPPER (G)	$10,500.00	
24	1	AIR COMPRESSOR, ATLAS COPCO, M# GX11FF, SIN CAI349409, 2008, ROTARY SCREW, 6,934 HOURS, SKID MTD., 15 HP, 60 GAL. HORIZ. TANK, INTEGRATED REFRIGERATED AIR DRYER (F-G)	$4,895.00

Listing of Assets For
Yorktown Recyclers
354 S. Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
25		GRINDER/GRANULATOR, CUMBERLAND, M# X1400, SIN 48250-10005, 2010, 150 HP, 24" X 56" THROAT, 7-KNIFE TWIN SHEAR ROTOR, RETECH CONTROL PANEL	$67,200.00	
26		CYCLONE BLOWER, APPROX. 15 HP (F-G)	$875.00	
27		CYCLONE ELUTRIATION SYSTEM, 60" D X 60" W/8' CONE BOTTOM & AIRLOCK, 50 HP, 5-BAG AIR FILTRATION SYSTEM, ELEVATED STAND, 20" X 12' INCLINED POWERED BELT CONVEYOR, SPLIT END DISCHARGE (G)	$18,850.00	
28	2	HIGH VOLUME FANS, LEADER FAN INDUSTRIES, 30", STAND (G)	$850.00	
29		HORIZ. BALER, ORWAK, M# COMPACTOR 5070, *SIN* 100881, 2010, 18" X 28" X 48" COMPARTMENT, MULTI-CHAMBER, SLIDING PRESS HEAD, 3-TON COMPACTING FORCE (F-G)	$4,850.00	
30		SHREDDER/GRINDER, VECOPLAN, M# RG62/125 SPK, *SIN* 12141010, 2010, 62" X 68" THROAT, 125 HP, SINGLE SHAFT, 60" DRUM, ALLEN BRADLEY PANEL VIEW PLUS 1000 DIGITAL CONTROL SCREEN, ELEVATED WORK PLATFORM (G)	$93,580.00	
31	1	ADAMS INCLINED BELT CONVEYOR, 18" X 30', POWERED (G)	$5,175.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
32		SHREDDER/GRINDER, CUMBERLAND, POSSIBLE M# X1400, *SIN NIA,* 125 HP, APPROX. 24" X 56" FEED THROAT, 48" X 60" LOAD HOPPER, 60" DRUM (G)	$58,650.00	
33		CYCLONE BLOWER, CINCINNATI FAN, 20 HP, 30" DIA. BLOWER (G)	$4,150.00	
34	1	CYCLONE, 6' DIA. X 5' W/8'CONE BOTTOM, ELEVATED STAND, BI-DIRECTIONAL CHUTE (G)	$5,500.00	
35		FORKLIFT, YALE, M# GLC050ZGNGAE084MPS, *SIN* E187V13565X, 5,000 LB., 3-SECTION HI-VIS MAST, SIDE SHIFT, 48" FORKS, HARD SURFACE TIRES, PROPANE (F-G)	$6,150.00	
36		SHOPBOX FAN, 48", CASTERS (G)	$235.00	
37		PLATFORM SCALE, TRINER SCALE, 5,000 LB. CAP., 4' X 4' FLOOR PLATFORM, TS-700MS DRO'S (G)	$625.00	
38		SKID STEER, JOHN DEERE, M# 320D, SIN 1T0320DKKDG250305, 2013, SOLID FLAT PROOF TIRES, AUX. HYDRAULICS, 72" HYD. GRAPPLE BUCKET, OROPS (G)	$39,245.00	
39		BANDING CART, POLY BANDING, TOOLS, ACCESS. (G)	$625.00	
40		VERT. BOX BALER, BRA-CON, 32" X 54", HYD. (NOT IN SERVICE) (F)	$4,685.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
41		VERT. BANDSAW, JAESPA, M# ASH-9, *SIN* 87-9445, 36" THROAT, 18" CAP., TILT FRAME (MISSING BLADE WELDER) (NOT IN SERVICE) (F)	$3,850.00	
42		HORIZ.BALER, LAKE BALER, M# 60A-30, SIN N/A, 30" X 36" X 60" BALE, 30" X 30" TOP MTD. LOADING CHUTE (NOT IN SERVICE) (F-G)	$15,500.00	
43		TROUGH MIXER/BLENDER, STEEL CONSTRUCTION, 32" X 72", ROUND BOTTOM, APPROX. 20 HP, VERT. FRAME (NOT IN SERVICE) (F-G)	$4,225.00	
44	1	DUMP HOPPER, APPROX. 3 YARD, POLY HOPPER, METAL FRAME, FORK POCKETS (F)	$200.00	
45	1	FOLLOWING ITEMS STORED IN COMPRESSOR ROOM: PARTS WASHER, JRI, AQUEOUS TYPE, HEATED, PASS-THRU, 24" CHAIN CONVEYOR, 15" X 24" OPENINGS, CONTROL PANEL, ETC. (NOT IN SERVICE) (F)	$3,250.00	
46	1	ROUND METAL DUCTING, 6", APPROX. 200' TOTAL LGTH. IN 10' SECTIONS (NOT IN USE) (G)	$550.00	
47	3	METAL DETECTORS, MDI, INCLUDING:(2) M# XR-3000 & (1) MP-2000; UNDER-CONVEYOR TYPE, W/CONTROL BOXES (NOT IN SERVICE) (F)	$14,300.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13,2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
48	2	OPTICAL SORTING MACHINES, SRC(SIMCO/RAMIC CORP), M# 1250,APPROX. 1997, 60" PASS-THRU CAP., S.S.FRAMING ,48" INFEED BELT CONVEYOR, CONTROL CONSOLE, SIMCO/RAMIC WHITE PAPER SENSOR, M#480-B/W (NOT IN SERVICE) (F)	$4,200.00	
49	1	VIBRATORY MAGNETIC FEEDER, HI-VI VIBRATORY EQUIPMENT/ERIEZ , M# TM47X72, SIN 74627, STEEL FRAME, BI-LEVEL S.S. HOPPERS, 880 RPM (NOT IN SERVICE - MISSING MOTORS) (F-P)	$1,250.00	
50	3	METAL STORAGE CABINETS, APPROX. 30" X 36" X 6' (F-G)	$450.00	
51		SETTLING TANK, S.S., 4' X 4' X 3' (NOT IN SERVICE) (F)	$725.00	
52		SHAKER TABLE, CLIPPER PRODUCTS, M# 1297-IA, *SIN* LJD-82, STEEL LEGS, WOOD SHAKER FRAME (NOT IN SERVICE) (F)	$250.00	
53		SCREW CONVEYOR, 8" X 10', ROUND BOTTOM, COVERED (NOT IN SERVICE) (F)	$235.00	
54	1	FORKLIFT EXT. BOOM, CUSTOM BUILT, 10', APPROX. 1,000 LB. CAP. (F-G)	$275.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
55	1	FOLLOWING ITEMS ARE IN EQUIPMENT ROOM: MIG WELDER, LINCOLN, M# 216 POWERMIG, SIN M3091104287, SELF-CONTAINED WIRE FEEDER, CART, ACCESS. (G)	$1,650.00	
56		STICK WELDER, LINCOLN, M# AC/DC ARC WELDER, CUSTOM BUILT CART, LEADS, ACCESS. (G)	$425.00	
57	1	TORCH CART W/TORCH, GAUGES, HOSE, ACCESS. (G)	$575.00	
58		ROLLAROUND SHOP VAC, MFG. NIA, BLUE, INDUSTRIAL USE, APPROX. 20 GAL. TANK, DRY USE ONLY (F-G)	$650.00	
59	1	PORTABLE BANDSAW, CENTRAL MACHINERY, M# 93762, 4" X 6" (F)	$225.00	
60	1	MIG WELDER, HOBART, M# IRONMAN 210, SIN LJ120159Y (F)	$750.00	
61	1	PORT. PRESSURE WASHER, JOHN DEERE, 3,800 PSI, 4 GMP, WAND, ACCESS. (G)	$225.00	
62	I	CHOP SAW, DEWALT, 14" (F-G)	$85.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust B,2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
63		REMAINING ITEMS IN TOOL ROOM TO INCLUDE BUT NOT LIMITED TO: 24-DRAWER CRAFTSMAN ROLLAROUND TOOL BOX W/CONTENTS; MISC. POWER WASHER PARTS; (3) CRAFTSMAN BLACK MULTI-DRAWER BENCH TOOL BOXES; PARTS BINS; ROLLAROUND WORK CART W/STACK-ON 14-DRAWER TOOL BOX & JOBBOX; EXT. CORDS; RIGHT ANGLE GRINDERS; HOLE SAWS; HAND DRILLS; AIR IMPACT TOOLS; WHEEL PULLERS; STEEL SHELVING UNITS; LG. CAP. SOCKET SET; PALLET PULLER; COME-A-LONGS; WELDING HOODS; BENCH VISE; JACK STANDS; FISH TAPE; CHAIN SAWS; SAWZALL; ETC. (F-G)	$6,565.00	
64		LOT MISC. PARTS TO INCLUDE BUT NOT LIMITED TO: (7) SECTIONS WELDED METAL SHELF UNITS; BELT PULLIES; SPROCKETS; DRIVE CONNECTORS; CASTERS; ELECTRICAL COMPONENTS; CONDUIT; PUMPS; PIPE SLEEVES; PVC PARTS; ETC. (F-G)	$3,875.00	
65	1	SET SKID STEER TIRES, XTRA-WALL, 12-16.5, RIMS, TIRES = 50% (G)	$1,200.00	
66		LOT LADDERS TO INCLUDE BUT NOT LIMITED TO: (1) 24' FIBERGLASS EXT. LADDER; (1) 10' FIBERGLASS STEP LADDER; (1) 12' ALUMINUM STEP LADDER; (1) 6' FIBERGLASS EXT. LADDER (F-G)	$625.00	
67		SCISSOR LIFT, GENIE, M# GS-1930, SIN NIA, 489 HOURS, 19' REACH, ELECTRIC, 21" X 60" EXT. PLATFORM, HARD SURFACE TIRES (MISSING BATTERY - NOT IN SERVICE) (F-G)	$5,500.00	
68	1	CHAIN SAW CHAIN SHARPENER, STIHL, M# 0707, STIHL WORK BENCH, VISE, ACCESS. (F)	$175.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
69		LOT CONTENTS OF BEHIND-OFFICE STORAGE AREA TO INCLUDE BUT NOT LIMITED TO: (3) LG. CAP. ALLEN BRADLEY MULTI-UNIT ELECTRICAL DISCONNECT/BREAKER PANELS; (1) FEDERAL PIONEER MAIN DISCONNECT PANEL;(1) 28" X 25 HP SKID MTD. BLOWER; (1) 36" X 30 HP STERLING SKID MTD.BLOWER; (1) ZIGZAG SEPARATOR TOWER; (1) STERLING 36" FAN; (1) HOFFMAN CENTRIFUGAL BLOWER, M# 4206A, SKID MTD., APPROX. 25 HP; 1O" S.S. ROUND & RECTANGULAR DUCT WORK; (1) 8" X 16' AUGER CONVEYOR; APPROX. 100' LINEAR FT. OF 6" GALV. ROUND DUCT WORK; 8" X 8" X 60' STEEL DUCT WORK; (1) KONGS KILDE 10 HP BLOWER MOTOR, M# TRLIOO; (1) HOPPER UNIT; MISC. ELEC. MOTORS UP TO 150 HP; MISC. CENTRIFUGAL BLOWER UNITS; (3) 3" INLINE WATER PUMPS; (3) SECTIONS DISASSEMBLED PALLET RACK;(5) SECTIONS ASSEMBLED PALLET RACK; ROLLAROUND STEEL TABLE; MISC. BELTING; CONDUIT; RAW MATERIALS; ETC. (F-G)	$33,955.00	
70	1	DOWNFALL SCREENER, S.S., CUSTOM BUILT, 48" X 60" FIXED POSITION SCREEN HOPPER, GRAVITY-DRIVEN, RECIRCULATING WATER (F)	$875.00	
71	4	SELF DUMP HOPPERS, FORK POCKETS, CASTERS (G)	$2,300.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
72		LOT CONTENTS OF "ALLEY" AREA TO INCLUDE BUT NOT LIMITED TO: S.S.4' X 5' DOWNFALL WASH SCREEN; 6' DIA. X 5' VERT. CYCLONE W/8' CONE BOTTOM; (2) 4' X 2' CONE BOTTOM CYCLONES; MISC. SCREW CONVEYORS; MISC. SQUARE & ROUND DUCTING; MISC. BELT CONVEYOR; MAD VAC; HOT TANK SCREW AUGERS; CONVEYOR BELTING; ETC. (NO ITEMS IN USE-STORAGE ONLY-SPARE PARTS) (F-P)	$8,525.00	
73		PICKUP, FORD, M# F350XLT SUPERDUTY, VIN# 1FTWW33P54EA16030, 2003, ONE TON DUALLY, 4-DOOR CREW CAB, LONG BED, POWER STROKE TURBO DIESEL, NERF BARS (G)	$13,575.00	
74	1	BOX TRUCK, INTERNATIONAL, M# 4700DT-466E, VIN# 1HTSCAAM6TH353259, 4X2, 1996, 341,520 MILES, 6-SPEED STD. TRANSMISSION, DAY CAB, 24' MORGAN BOX BED, SINGLE AXLE (F)	$6, 150.00	
75		SEMI DRY VAN TRAILER, UTILITY, UNIT# 5301, M# VS2DC, VIN# 1UYVS253XYP066512, 2000, 53', DUAL TANDEM AXLE, ALUMINUM WHEELS, FIBERGLASS TOP (G)	$12,250.00	
76		SEMI DRY VAN TRAILER, UNIT# 308, GREAT DANE, VIN# N/A, 53', DUAL TANDEM AXLE (F-G)	$7,350.00	
77	I	SEMI DRY VAN TRAILER, UNIT# 303, GREAT DANE, VIN# 1GRAA9022GB153202, 1986, OPEN TOP ALUMINUM CONSTRUCTION, DUAL TANDEM AXLE (F)	$3,900.00	
78		SEMI DRY VAN TRAILER, UNIT# 234069, OSH KOSH, VIN# 4MLT14521RB812068, 1994, 48', OPEN TOP, DUAL TANDEM AXLE (F)	$4,500.00

Listing of Assets For
Yorktown Recyclers
354 S.Main, Sand Springs, Oklahoma 74063
As of Au ust 13, 2015

ITEM	QTY.	DESCRIPTION	FAIR MARKET IN PLACE IN USE VALUE	PHOTO
79		SEMI DRY VAN TRAILER, EAST MFG., M# FAST UNLOADER, UNIT#3732, OPEN TOP, ALUMINUM LIVE FLOOR, ALUMINUM SIDE WALLS, 45', DUAL TANDEM AXLE (F)	$15,500.00	
80		END DUMP TRAILER, MATE, UNIT# WHP3315, VIN# 1M9A39524SH036806, 1995, 40', ALUMINUM CONSTRUCTION, DUAL TANDEM AXLE (F-G)	$14,500.00	
		GRAND TOTAL	**$1,137,865.00**

INSTALLMENT NOTE

(ASSET PURCHASE NOTE/ RESIN RECOVERY EQUIPMENT)

$ 688,296.35	February 29, 2016

1.	FOR VALUE RECEIVED, the undersigned, GREYSTONE MANUFACTURING, LLC (the “Maker”), 1613 E. 15th Street, Tulsa, OK 74120, hereby promises to pay to the order of Yorktown Management and Financial Services, LLC and it’s assigns (the “Payee”), at Payee’s office in Tulsa, Oklahoma, the principal sum of Six Hundred Eighty Eight Thousand Two Hundred Ninety Six and 35/100 Dollars ($688,296.35), together with interest at a rate of five percent (5%) per annum, compounded annually.

2.	The Maker will pay monthly principal and interest payments of $ 20,628 .86 per month for thirty six months with the final payment due on February 28, 2019.

3.	The Maker shall reimburse the Payee for any reasonable costs and attorneys’ fees incurred by the Payee in connection with the enforcement or preservation of any rights or remedies under this Note and any other documents executed in connection with this Note.

4.	Maker waives presentment and demand for payment, protest, notice of protest and nonpayment and other notices, and agrees that his liability under this Note shall not be affected by any renewal or extension of time of payment hereof or by any indulgences, or by any release or change in security for the payment of this Note, and such parties hereby consent to any and all renewals, extensions, indulgences, releases or changes.

5.	This Note is an unsecured obligation of the Maker in favor of Payee.

6.	Upon any default by Maker in the payment of the principal or interest hereunder , the holder hereof may, at the option of the holder, declare all amounts of principal and interest owed hereunder immediately due and payable. Interest shall accrue from the date of any default on the amount in default at a rate of eight percent (8%) per annum, compounded monthly, not to exceed the highest lawful rate.

7.	This Note and the indebtedness evidenced hereby shall be construed and enforced in accordance with and governed by the internal laws of the State of Oklahoma.

8.	This Note and the indebtedness evidenced hereby shall be construed and enforced in accordance with and governed by the internal laws of the State of Oklahoma, and the undersigned hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts of the State of Oklahoma located in Tulsa County, Oklahoma and the courts of the United States of America located in the Northern District of Oklahoma (collectively, the “Agreed Courts”) in any actions, suits or proceedings arising out of or in connection with this Note and further agree that service of any process, summons, notice or other document by U.S. registered mail to the Maker at the address set forth above (or at such other address as may be specified in writing to Payee) shall be effective service of process for any action, suit or proceeding brought against Maker. Maker further hereby irrevocably and unconditionally waives any objection to the laying of venue of any such action, suit or proceeding arising out of or connected with this Note in the Agreed Courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim that any such action, suit or proceeding brought in any of the Agreed Courts has been brought in an inconvenient forum.

9.	MAKER WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH MAKER AND PAYEE MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS NOTE.

10.	THIS PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

_____________________________.Date:___________ _

William W. Rahhal, as CFO of Greytone Manufacturing, LLC

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Amortization Schedule to Installment Note dated February 29, 2016

Compound Period: Monthly

Nominal Annual Rate: 5.000%

CASH FLOW DATA

	Event	Date	Amount	Number	Period	End Date
I	Loan	02/29/2016	688,296.35	1
2	Payment	03/31/2016	20,628.86	36	Monthly	02/28/2019

AMORTIZATION SCHEDULE - Normal Amortization

	Date	Pa:rmeot	Interest	Principal	Balance
Loan	02/29/2016				688,296.35
1	03/31/2016	20,628.86	2,867.90	17,760.96	670,535.39
2	04/30/2016	20,628.86	2,793.90	17,834.96	652,700.43
3	05/31/2016	20,628.86	2,719.59	17,909.27	634,791.16
4	06/30/2016	20,628.86	2,644.96	17,983.90	616,807.26
5	07/31/2016	20,628.86	2,570.03	18,058.83	598,748.43
6	08/31/2016	20,628.86	2,494.79	18,134.07	580,614.36
7	09/30/2016	20,628.86	2,419.23	18,209.63	562,404.73
8	10/31/2016	20,628.86	2,343.35	18,285.51	544,119.22
9	11/30/2016	20,628.86	2,267.16	18,361.70	525,757.52
10	12/31/2016	20,628.86	2,190.66	18,438.20	507,319.32
2016 Totals		206,288.60	25,311.57	180,977.03
11	01/31/2017	20,628.86	2,113.83	18,515.03	488,804.29
12	02/28/2017	20,628.86	2,036.68	18,592.18	470,212.11
13	03/31/2017	20,628.86	1,959.22	18,669.64	451,542.47
14	04/30/2017	20,628.86	1,881.43	18,747.43	432,795.04
15	05/31/2017	20,628.86	1,803.31	18,825.55	413,969.49
16	06/30/2017	20,628.86	1,724.87	18,903.99	395,065.50
17	07/31/2017	20,628.86	l,646.11	18,982.75	376,082.75
18	08/31/2017	20,628.86	1,567.01	I 9,061.85	357,020.90
19	09/30/2017	20,628.86	1,487.59	19,141.27	337,879.63
20	10/31/2017	20,628.86	1,407.83	19,221.03	318,658.60
21	11/30/2017	20,628.86	1,327.74	19,301.12	299,357.48
22	12/31/2017	20,628.86	1,247.32	19,381.54	279,975.94
2017 Totals		247,546.32	20,202 .94	227,343.38
23	01/31/2018	20,628.86	1,166.57	19,462.29	260,513.65
24	02/28/2018	20,628.86	1,085.47	19,543.39	240,970.26
25	03/31/2018	20,628.86	1,004.04	19,624.82	221 ,345.44
26	04/30/2018	20,628.86	922.27	19,706.59	201,638.85
27	05/31/2018	20,628.86	840.16	19,788.70	181,850.15
28	06/30/2018	20,628.86	757.71	19,871.15	161,979.00
29	07/31/2018	20,628.86	674.91	19,953.95	142,025.05
30	08/31/2018	20,628.86	591.77	20,037.09	121,987.96
31	09/30/2018	20,628.86	508.28	20,120.58	101,867.38
32	10/31/2018	20,628.86	424.45	20,204.41	81,662.97
33	11/30/2018	20,628.86	340.26	20,288.60	61,374.37
34	12/31/2018	20,628 .86	255.73	20,373.13	41,001.24
2018 Totals		247,546.32	8,571 .62	238,974.70
35	01/31/2019	20,628.86	170.84	20,458.02	20,543 .22
36	02/28/2019	20,628.86	85.64	20,543.22	0.00
2019 Totals		41,257.72	256.48	41,001.24
Grand Totals		742,638.96	54,342.61	688,296.35

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